Exhibit 99.1

Safety Shot Appoints New CFO Danielle De Rosa

Moving headquarters to Scottsdale, Arizona closer to production, distribution, and major markets

JUPITER, FL – February 27, 2024 – Safety Shot, Inc. (Nasdaq: SHOT) today announced it has appointed Danielle De Rosa as its new Chief Financial Officer effective March 1, 2024. Ms. Rosa is a multifaceted, analytical, and results-driven professional with more than 25 years of experience in all aspects of financial services and operational functions including serving as a public company CFO.

“With the national launch of our highly anticipated functional beverage, Safety Shot, our revenue and operations structure are changing rapidly. We’re bringing Danielle on board to benefit from her strategic and diligent approach to managing growth, cash flow, inventory, and operations. She’s successfully managed growing teams and assets at public and private companies. We’re pleased to welcome her aboard,” stated Safety Shot CEO, Brian John.

Ms. De Rosa served as CFO of VirTra where she was responsible for all operations and finance functions including managing over 50 staff members. Prior, she was Senior Finance Officer at Common Spirit, a healthcare organization where she managed finances for over 150 hospitals. As CFO of Lorts Manufacturing, she optimized cash flow, supply chain, and logistics. Ms. De Rosa has a BS in accounting and Master of Business Management from the University of Phoenix, and she has attended the Harvard Leadership Program.

Ms. De Rosa replaces Markita Russell, who will return to her roll as Controller of Safety Shot and of SRM Entertainment, a spin-out of Safety Shot (formerly Jupiter Wellness).

Safety Shot plans to move its corporate headquarters from Jupiter, Florida, to Scottsdale, Arizona in proximity to its major production and distribution centers, as well as key members of its C-suite.

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented wellness beverage on Earth that helps people feel better faster by reducing blood alcohol content, boosting clarity and overall mood. Safety Shot has been available for retail purchase in the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024. Safety Shot recently announced it plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Investor Contact:

Phone: 561-244-7100
Email: investors@drinksafetyshot.com

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